                                                                     EXHIBIT 4.1




ACR


                          [ACCRUE SOFTWARE, INC. LOGO]

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                              CUSIP 00437W 10 2


THIS CERTIFIES THAT



IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

                             ACCRUE SOFTWARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                      [SEAL]


     /s/ GREGORY C. WALKER                             /s/ RICHARD D. KREYSAR
  -------------------------------                     --------------------------
     ASSISTANT SECRETARY AND                                PRESIDENT AND
     CHIEF FINANCIAL OFFICER                           CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
  U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY
   -----------------------------------
                  AUTHORIZED SIGNATURE

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                             ACCRUE SOFTWARE, INC.

     A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares computing each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the incorporation or the face of this certificate, shall be contained as though they were written out in full according to applicable terms or regulations:

TEN COM -- as tenants in common                        UNIF GIFT MIN ACT --...........Custodian................
TEN ENT -- as tenants by the certificate                                      (Cust)              (Minor)
JT TEN  -- as joint tenants with right of                                  under Uniform Gift as Minors
           survivorship and not as tenants                                 Act.................................
           in common                                                                   (State)
                                                       UNIF TRF MIN ACT  --..........Custodian (until age.....)
                                                                              (Cust)
                                                                           .............under Uniform Transfers
                                                                              (Minor)
                                                                           to Minors Act.......................
                                                                                                    (Minor)

      Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,_______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OR ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------


                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURES TO THE ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAMES WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR, WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed



By
  -----------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY ANY
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.